UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CALADRIUS BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 16 and March 17, 2017, Caladrius Biosciences, Inc. (“Caladrius”) made the following communications in connection with the proposed transactions under that certain Interest Purchase Agreement, dated as of March 16, 2017, by and among Caladrius, PCT, LLC, a Caladrius Company, a majority owned subsidiary of Caladrius (“PCT”), and Hitachi Chemical Co. America, Ltd. (“Hitachi”):

(i)	An email announcement from David J. Mazzo and Robert A. Preti to PCT employees, dated March 16, 2017;

(ii)	An email announcement from David J. Mazzo to Caladrius employees, dated March 16, 2017;

(iii)	Frequently Asked Questions document for PCT employees;

(iv)	An email from Robert A. Preti to PCT customers, dated March 17, 2017;

(v)	An email to the PCT mailing list, dated March 17, 2017;

(vi)	Corporate Profile of Caladrius, made publicly available on March 17, 2017;

(vii)	Caladrius website pages updated on March 16, 2017;

(viii)	PCT website pages updated on March 16, 2017; and

(ix)	Caladrius Social Media Posts.

David J. Mazzo, PhD and Robert A. Preti, PhD sent the following email on March 16, 2017 to PCT employees, which included an email from Hisashi Maruyama, the President and CEO of Hitachi Chemical:

Dear PCT Colleagues,

We are extremely excited today to announce to all of PCT the realization of our dreams and hard work through a significant upcoming transformation for our company. Hitachi Chemical Co. America, Ltd. (Hitachi Chemical), our collaborator and currently minority owner, has entered into an agreement with Caladrius Biosciences, majority owner of PCT, to purchase Caladrius’ share of PCT, with an expected closing of the transaction in May 2017 based on, among other closing conditions, a positive vote by Caladrius shareholders. For your further background, we have attached the press releases by Hitachi Chemical and Caladrius Biosciences which present the respective perspectives on this news. Below this message, we have also included a message to all PCT employees from Hisashi Maruyama, CEO of Hitachi Chemical.

As you may recall, in March 2016, PCT entered into a licensing agreement with Hitachi Chemical to share PCT knowhow to support Hitachi Chemical’s establishment of a CDMO facility in Japan (now slated to open in Yokohama by July 2017). Hitachi Chemical purchased 19.9% of PCT at that time from Caladrius.

As Hitachi Chemical wrote in today’s release, “The acquisition of 100% ownership of PCT will allow the Hitachi Chemical Group to take advantage of PCT’s brand power, expertise, manufacturing sites, sales network, and other resources in strengthening the regenerative medicine business, not only in Japan but also in the United States, Europe and other regions.” Hitachi Chemical has expressed its desire to expand into the regenerative medicine market through a number of ways and identifies PCT as a primary means through which they can achieve that goal; what a resounding recognition of what we have achieved together at PCT!

Utilizing PCT’s people, brand, engineering and cell therapy development and manufacturing expertise, and strong client base, now as part of Hitachi Chemical, will allow us to realize our dream of creating a truly global commercial manufacturing enterprise, supported by the capital and engineering expertise of Hitachi Chemical.

Impact on Our Employees and Our Clients

We recognize that with transformative change there may well come uneasiness for many. Since Hitachi Chemical is acquiring the rest of PCT in order to engage our experienced employees, we do not anticipate the elimination of any positions as a result of the consummation of this transaction. Rather, becoming part of Hitachi Chemical will provide funding for continued growth and the requisite resources to support that growth in both capital, business experience, global reach, and manpower. Additionally, Hitachi Chemical has a strong company culture focused on career and professional development of staff and, as such, joining Hitachi Chemical is expected to provide PCT access to additional growth opportunities at home and around the world for our employees.

All of PCT’s clients, including Caladrius, with which PCT will maintain a strong relationship (including PCT’s manufacturing for the ongoing T-Rex Study), stand to benefit from PCT’s integration into Hitachi Chemical’s global footprint and the resulting access to advanced engineering solutions for process optimization and automation for the cell therapy industry. Our account management team is sending the proper explanations to our clients concurrent with this announcement.

Next Steps

I’m sure many questions remain and we will attempt to answer them through these means:

•	A frequently-asked questions document prepared jointly by PCT and Hitachi Chemical is attached that may help

•	A company event in Mountain View already took place this evening. For Allendale employees, please attend an event tomorrow, March 17, at 9 AM ET in Allendale (warehouse). We both will speak, along with Dr. Masato Yoshida, Executive Officer in charge of Hitachi Chemical Life Sciences, who has joined us to welcome PCT to the Hitachi Chemical family.

•	If you have a question or questions that remain unanswered by the FAQs or our ceremonies in Mountain View and Allendale, please contact Bob Preti

During the transitional period from today until the expected May closing of the transaction with Hitachi Chemical, PCT remains a majority-owned subsidiary of Caladrius. During this period, while we will work under the assumption that the transaction will close, it is important to continue to respect all systems and processes overseen by Caladrius, especially as it relates to budget items. As additional information becomes available, it will be shared in a timely fashion.

Congratulations and thank you all for your continued can-do attitudes, collaboration, accountability and adaptability. There are great things in store for PCT. Mr. Yoshida and we look forward to speaking with you in person to begin this journey together.

David J. Mazzo, PhD	Robert A. Preti, PhD
Chief Executive Officer	President, PCT
Caladrius Biosciences	SVP and Chief Technology Officer, Caladrius Biosciences

March 16, 2017

Dear PCT Members,

My name is Hisashi Maruyama, President and CEO of Hitachi Chemical.

Today I am pleased to announce that Hitachi Chemical and Caladrius Biosciences, parent company of PCT, have agreed on Hitachi Chemical’s acquisition of Caladrius’s entire membership interest in PCT, with the interest purchase agreement signed on March 16, 2017.

Hitachi Chemical is a subsidiary of Hitachi, Ltd., Japan’s major electronics manufacturer, and as a member of the Hitachi Group, we are committed to its corporate mission of contributing to society through the development of superior technologies and products. Based on a variety of chemical and other related technologies, Hitachi Chemical is expanding its business activities around the world, with its diversified business portfolio ranging from advanced functional materials used for semiconductors and displays to automotive components, batteries, and even medical products like diagnostic reagents.

Hitachi Chemical is also focusing on life sciences, especially regenerative medicine, as a promising business field in the next ten years, and has been developing and strengthening the business base since 2015. PCT is a leading US contract cell manufacturer for regenerative medicine with advanced technologies and extensive expertise in this field. Attracted by the company’s professional reputation, Hitachi Chemical acquired Caladrius’s 19.9% membership interest in PCT and signed a technology development agreement with PCT in March 2016. Since then, as you all know, we have received substantial support from PCT in preparation to establish a new contract manufacturing facility for regenerative medicine in Japan.

At the early stage of this equity investment, Hitachi Chemical planned to launch its regenerative medicine business aimed primarily at the markets in Japan and Asia. However, our collaboration with PCT convinced me that we could achieve a competitive position globally, including Europe and the United States, by taking full advantage of each other’s strengths, namely, PCT’s brand values, superior technologies, customer acquisition capabilities, and top-talented employees, and Hitachi Chemical’s expert knowhow gained in the medical business, manufacturing technologies in a cleanroom environment in the semiconductor materials business, and the Hitachi Group’s state-of-the-art technologies such as automation.

The procedures to acquire Caladrius’s membership interest in PCT will soon commence, and I expect to welcome all PCT employees to the Hitachi Chemical Group in May this year. With your cooperation, Hitachi Chemical will strive to enhance PCT’s corporate value and establish a global business platform with cutting-edge technologies that outperform our competitors, thereby advancing and expanding the regenerative medicine business to serve as an essential core for supporting the future development of Hitachi Chemical.

It is my sincere hope that all PCT and Hitachi Chemical employees will join hands to create a new global business model in regenerative medicine.

Hisashi Maruyama

President and Chief Executive Officer of Hitachi Chemical

Additional Information About the Transaction and Where to Find it

Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”). Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale. The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221.

Participants in the Solicitation

Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale. Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Safe Harbor for Forward Looking Statements

This email contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation: risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 16, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this email. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this email or with respect to the matters described herein.

David J. Mazzo, PhD sent the following email on March 16, 2017 to Caladrius employees:

Dear Caladrius Colleagues,

I am delighted to report that we have just signed a definitive agreement describing Hitachi Chemical Co. America, Ltd. (Hitachi Chemical)’s acquisition of Caladrius’ 80.1% ownership interest in PCT. Hitachi Chemical and Caladrius have issued press releases to this effect, both of which are attached to this email.

This transaction would unlock the tremendous value of our PCT asset. For both Caladrius and PCT, this transaction represents a true win-win scenario which is expected to lead to positive transformations for both businesses.

For Caladrius, the proceeds of the transaction - $75 million in non-dilutive capital, subject to adjustment for, among other things, potential indemnification claims – will leave the company a well-capitalized, debt-free pure play cell therapeutics development company with compelling opportunities for near and longer term value creation.

For PCT, the transaction represents access to the tens of millions of dollars of additional capital investment needed over the next several years to fully realize its cell therapy commercial manufacturing growth goals. All of PCT’s clients, including Caladrius, stand to benefit from PCT’s integration into Hitachi Chemical’s growing global CDMO footprint, along with the resulting access to advanced and/or proprietary engineering applications to improve operations and provide solutions for process optimization and automation for cell therapy development and manufacturing.

So it is clear to everyone, while Caladrius has signed this agreement with Hitachi Chemical, the transaction itself has not yet occurred. The closing of this transaction is expected to occur in early May, subject to, among other closing conditions, an approval vote from Caladrius shareholders. For those employees who are shareholders, details of the vote, including the corresponding proxy, will be distributed in the near future.

Our ability to organize such a transaction is based on the hard work and accomplishments of everyone in the company on both sides of our overall business. On behalf of our shareholders, the board of directors and the entire executive management team and with a special expression of gratitude and pride from me, I thank you all for your contributions.

The time between now and closing will be interesting and exciting and I am looking forward to sharing new information as it becomes available and to a successful closing of the transaction. Best wishes and good evening.

David J. Mazzo, PhD

Chief Executive Officer

Caladrius Biosciences

Additional Information About the Transaction and Where to Find it

Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”). Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale. The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221.

Participants in the Solicitation

Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale. Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Safe Harbor for Forward Looking Statements

This email contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation: risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this email. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this email or with respect to the matters described herein.

The following Frequently Asked Questions document was distributed to PCT employees on March 16, 2017:

GENERAL

Q: What does this transaction mean for PCT?

A: PCT will gain access to the vast resources of Hitachi Chemical and its parent company, the Hitachi Group, in terms of capital, business expertise, global presence, and engineering capabilities to support both our currently planned and future improvements, expansion and commercialization plans. Together, we expect to build a truly global cell therapy CDMO.

Q: Why did Caladrius agree to Hitachi Chemical’s acquisition of PCT?

A: Caladrius believes that the purchase of PCT by Hitachi Chemical is in the best interest of CLBS shareholders and provides the best opportunity for both Caladrius and PCT to grow and thrive. The transaction transforms Caladrius into a well-capitalized pure play therapeutics development company while solving the dilemma of from where the tens of millions of dollars of future capital investment in PCT necessary for its growth is to come. The affiliation with Hitachi is expected to provide all that is required for PCT fully to realize its cell therapy commercial manufacturing growth goals while also yielding considerable non-dilutive capital to fund the remaining execution of Caladrius’ ongoing Phase 2 trial. An added benefit to Caladrius will be the availability of capital to potential exploit additional compelling therapeutic development opportunities.

Q: What do we tell customers?

A: Initial contact to customers is being made through our President, Bob Preti, and our Alliance Management function, including the Business Development team and the Business Leaders. Please refer any questions specific to this acquisition that arise from customers to George Goldberger. However, this transaction will not affect how we serve our Clients.

Q: What do we tell other parties with questions about the acquisition?

A: Please direct media inquiries to the Marketing & Communications team.

If vendors or others pose direct questions to you, please refer them to the released materials, PCT website, press releases, etc. Do not speculate or fall into the trap of providing information inadvertently. A communication will be made to all vendors regarding the official name change at the time of the transaction closing.

Q: When is the official change date?

A: The closing of the transaction is expected for May 2017, after a vote of Caladrius stockholders.

HUMAN RESOURCES

Q: Will I still have a job?

A: We anticipate no job eliminations at PCT as a result of this acquisition.

Q: Will annual bonuses be a part of employee compensation going forward?

A: Yes, annual bonus will remain a key element of employee compensation going forward.

Q: Will the period of my employment with PCT be counted as continuous service after the closing of the acquisition?

A: Yes, employees will be credited for the length of their service with Caladrius or PCT.

Q: Will I have to relocate?

A: We expect that you will continue to work in your current location without any interruption.

Q: Will my title or job responsibilities change?

A: Current promotional and cross-functional opportunities will continue. The current organization of PCT will remain. In case there is a change as per new policies, you will be informed prior to actual change.

Q: Will my Paid Time off (PTO) entitlements change?

A: There will be no change in PTO entitlements in 2017.

Q: Will my compensation change?

A: We do not anticipate any immediate changes to your base salary or target bonus, however, we will continue to benchmark and make adjustments as required.

Q: Will my benefits change?

A: There are no changes expected in the current benefit package. In case there is a change as per new policies, it will be informed to you prior to the actual change.

Q: Is there any change in the performance appraisal process?

A: PCT plans to roll out new performance appraisal documents in early 2nd quarter (April-June) tied to PCT's core values.

Q: Is there any changes in training scheme and career development opportunity?

A: Hitachi Chemical will provide onboarding training to all PCT employees and provide an array of options for career development and manager training programs.

Q: What level of Japanese language capability is expected of me?

A: Japanese language will not be needed for your business communication.

BRAND

Q: Will the company name change?

A: PCT’s legal name is currently PCT, LLC, a Caladrius Company. Upon closing, the legal name will change to PCT, Cell Therapy Services, LLC. The company will still be called “PCT” and operate under that brand name, also citing that the company is now part of the Hitachi Group of companies.

Q: Does this acquisition change PCT’s stated mission, vision and values?

A: These elements are not expected to change based on this transaction, although we will integrate our statements with those of Hitachi. In assessing these attributes of Hitachi, it is clear that PCT is already well aligned in our mission and values

Q: Will the company logo change?

A: Yes, the logo will change to reflect the new ownership and PCT will no longer be a “Caladrius company”. All instances of the company logo (business cards, signage, documents, websites, ID cards, etc) will be transitioned over time after the closing of the transaction. The logo will reflect that PCT is now part of the Hitachi Group of companies.

WORK

Q: Will we have new vendors?

A: This change is not expected to require new vendors.

Q: Will we manufacture for Japanese clients/patients?

A: Hitachi Chemical is establishing a “sister CDMO facility” in Yokohoma, Japan, and this facility will serve the Asian market.

ORGANIZATION

Q: Can you say more about the transition/integration into HCC?

A: HCC has previously acquired and successfully integrated many subsidiary companies. The integration process is governed by a set of protocols and project plans that HCC has developed over the years. PCT management is already engaged with HCC in work streams to address and expedite critical integration elements ensuring smooth transition. The remaining integration items will be completed in the months to come, driven by respective department/function representatives from each side. This will be a very collaborative process, with PCT playing a key leadership role in ensuring a successful integration

Q: Will this acquisition change the organization structure/enterprise map?

A: We do not expect it to. PCT will continue to operate as PCT, just with a new parent company and a “sister CDMO facility” in Japan

Q: Will Robert Preti still be President, what is his role? Who is the Hitachi Chemical President?

A: Robert Preti will remain in the role of leader at PCT, although his title will be CEO of PCT, and will also lead a Global Strategy Board that will support him to manage PCT, which will now include the Japan operation.

Q: To whom will I report?

A: Reporting relationships will not change based on the transaction.

Q: Will we have our own IT department, or will IT support be arranged through Hitachi Chemical?

A: Eventually we will use IT services from Hitachi Chemical, but during the transition Caladrius will continue to support PCT.

CALADRIUS

Q: Will we still manufacture for Caladrius? What if I am working on T-Rex Study?

A: Caladrius expects to remain a PCT customer and continue its ongoing study.

Additional Information About the Transaction and Where to Find it

Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”). Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale. The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221.

Participants in the Solicitation

Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale. Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Safe Harbor for Forward Looking Statements

This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation: risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this document. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this document or with respect to the matters described herein.

Robert A. Preti sent the following email on March 17, 2017 to PCT customers:

Subject Line: On Behalf of Dr. Robert Preti: Hitachi Chemical Co. America, Ltd. to Acquire 100% of PCT - A Transformative Event for PCT and Hitachi Chemical

Dear X,

We are pleased today to announce a significant upcoming transformation for our company and enhancements to our capabilities to serve you, our valued client. Hitachi Chemical Co. America, Ltd. (Hitachi Chemical), our collaborator and currently minority owner of PCT, has entered into an agreement with Caladrius Biosciences, majority owner of PCT, to purchase Caladrius’ remaining share of PCT, with an expected closing of the transaction in May 2017, subject to, among other closing conditions, Caladrius shareholder approval. I have included links to the press releases by Hitachi Chemical and by Caladrius Biosciences.

As always, you, our client, remain our primary focus! Through this transaction, should it consummate, you can expect from PCT continuity of service, stabilized operations, further development of our capacity, capabilities and service offerings, and participation in a global CDMO network. Our core business and its commitment to the cell therapy industry remains steadfast.

You may have questions and we look forward to hearing from you. Please feel free to reach out to us at your convenience. In the meantime, we will be keeping you apprised as the transaction proceeds and your Account Manager will reach out to speak with you in person. Our relationship with you, our client, does not change based on this announcement, nor will it change based on the finalization of this transaction.

Thank you for your business and for the trust you have placed in PCT. There are great things in store for PCT and in our ability to serve you.

Regards,

Bob

4 Pearl Court, Suite C, Allendale, New Jersey 07401

Robert A. Preti, PhD

President, PCT

Senior Vice President, Manufacturing and Technical Operations, and Chief Technology Officer, Caladrius Biosciences

+1 (201) 883-5316 direct line

+1 (201) 725-0021 cell

e-mail: rpreti@pctcaladrius.com

Additional Information About the Transaction and Where to Find it

Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”). Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale. The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221.

Participants in the Solicitation

Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale. Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Safe Harbor for Forward Looking Statements

This email contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation: risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this email. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this email or with respect to the matters described herein.

The following email was sent on March 17, 2017 to the PCT mailing list:

Manufacturing with Insight

Hitachi Chemical Co. America, Ltd. to Acquire 100% of PCT - A Transformative Event for PCT and Hitachi Chemical

We are pleased today to announce a significant upcoming transformation for our company and enhancements to our capabilities to serve our valued clients. Hitachi Chemical Co. America, Ltd. (Hitachi Chemical), our collaborator and currently minority owner of PCT, has entered into an agreement with Caladrius Biosciences, majority owner of PCT, to purchase Caladrius’ remaining share of PCT, with an expected closing of the transaction in May 2017, subject to, among other closing conditions, Caladrius shareholder approval. I have included links to the press releases by Hitachi Chemical and by Caladrius Biosciences.

As always, our clients remain our primary focus! Through this transaction, should it consummate, you can expect from PCT continuity of service, stabilized operations, further development of our capacity, capabilities and service offerings, and participation in a global CDMO network. Our core business and its commitment to the cell therapy industry remains steadfast.

You may have questions and we look forward to hearing from you. Please feel free to reach out to us at your convenience. In the meantime, we will be keeping you apprised as the transaction proceeds. Our relationship with our clients does not change based on this announcement, nor will it change based on the finalization of this transaction.

To our clients, thank you for your business and for the trust you have placed in PCT. To those who are not yet our clients, we welcome the opportunity to speak with you about PCT. There are great things in store for PCT and in our ability to serve you.

Robert A. Preti

President, PCT, a Caladrius company

Additional Information About the Transaction and Where to Find it

Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”). Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale. The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221.

Participants in the Solicitation

Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale. Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Safe Harbor for Forward Looking Statements

This webpage contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation: risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 15, 2016 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this webpage’s publication. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this webpage or with respect to the matters described herein.

PCT, a Caladrius company 4 Pearl Court, Suite C Allendale, NJ 07401

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The following is a Corporate Profile of Caladrius made publicly available on the Caladrius website on March 17, 2017:

caladrius BIOSCINCES CORPORATE PROFILE Evolving to a pure-play cell therapeutics development company March 2017 NASDAQ: CLBS Caladrius is in definitive agreement for Hitachi Chemical Co. America, Ltd. to purchase Caladrius’s remaining 80.1% ownership interest in its PCT subsidiary for $75 million plus milestone Transaction will redefine Caladrius as a cell therapeutics-only development company with multiple proprietary technology platforms and significant capital resources to fund future programs Closing expected to occur in May 2017 subject to, among other closing conditions, approval by Caladrius’s shareholders Two technology platforms on which to build T regulatory cells for immune modulation CD34 for ischemic repair On-going landmark phase 2 study of CLBS03 in recent onset type 1 diabetes ~$12.2 million CIRM grant awarded Strategic relationship with Sanford Research Phase 2 protocol in Critical Limb Ischemia for CLBS12 ready to initiate in Japan Positive results should qualify product for early conditional approval in Japan Capital for Growth Preserved development & manufacturing relationship Discounted fees for Treg cell platform development Caladrius offers multiple near-term value creating milestones and opportunities CLBS03 DSMB safety assessment on 1st patient cohort Completed Oct. 2016 Initiation of enrollment of 2nd patient cohort Completed Oct. 2016 50% of patients treated: starts clock to 6-mos. follow-up interim analysis Mid-2017 70th patient enrolled: triggers capital infusion Mid-2017 Interim analysis assessing early therapeutic effect: 6 months post treatment of 50% patients Late 2017/Early 2018 Analysis of 12 month data (primary efficacy endpoint); Go/No Go to Phase 3 Early 2019 2-year follow-up complete Late 2019 Other Technologies Multiple grant funding opportunities: CD34 program, multiple clinical indications 2017 Begin patient enrollment in 20 patient Phase 2 trial for coronary microvascular dysfunction based on NIH grant 2H 2017 Licensing opportunities for CLI in Japan and immuno-oncology in China: CLI program eligible for early conditional approval 2017 Financing Closing of Hitachi Chemical purchase of PCT from Caladrius Early May 2017 CLBS03 is based on a unique and promising cell therapy platform for autoimmune diseases T cell technology from University of California at San Francisco (Jeffrey Bluestone, et al) Exclusive rights to an international portfolio of issued and pending patents Polyclonal T regulatory cell platform technology potentially applicable across multiple autoimmune, alloimmune and allergic diseases Ongoing Phase 2 clinical study in T1D 1 Normal immune system: 2 Autoimmunity: 3 Infusion of Tregs: T regulatory cells immune balance immune imbalance balance regained T effector cells Natural polyclonal T regulatory cells

Combined markets represent a multi-billion dollar opportunity: Recent- Onset Type 1 Diabetes Neuromyelitis Optica (NMO)1 Uveitis Cutaneous Lupus Graft- versus-host Disease (GVHD) Kidney Transplant Scleroderma SLE - Lupus Global Patients2 86,0003 13,930 254,869 1,993,080 12,529 3,123 165,537 553,968 Endpoints C-peptide, insulin use EDSS, visual acuity Response rates CLASI, Skindex-29 GHVD-free survival Failure rates mRSS, CRISS, sHAQ BILAG, SELENA- SLEDAI Biomarkers C-peptide, others NMO-IgG antibody N/A Cell type analysis N/A Renal function Cytokines, B cells B cell counts 1. Pending grant application to fund a Phase 1 study in NMO with decision expected in 1H 2017 2. Global Patient numbers include total patients from US, EU and Japan only. 3. Annual incidence of type 1 diabetes for patients <15 years old. IDF Diabetes Atlas, 7th Edition. Ischemic Repair program: platform technology based on CD34 cells CD34 cells as a therapeutic target: Extensive clinical foundation across cardiovascular indications CD34 cells have been investigated in clinical studies encompassing >700 patients - Pre-clinical studies document improved microcirculation - Phase 2 clinical studies consistently show benefits in safety and function Pending critical limb ischemia trial in Japan and multiple pending grant opportunities in cardiovascular clinical indications and Significant unmet need in critical limb ischemia (CLI) and chronic heart failure CD34/CXCR4 from peripheral blood CD34 cell therapy promoting angiogenesis CD34/ CXCR4 Investor relations contact LHA Investor Relations: Anne Marie Fields, Senior Vice President Phone: 212.838.3777 | Email: afields@lhai.com Caladrius Biosciences: 106 Allen Road, Fourth Floor Basking Ridge, NJ 07920 Phone: 908.842.0100 | caladrius.com

CORPORATE PROFILE March 2017 NASDAQ: CLBS Polyclonal T regulatory cell therapy is potentially applicable across multiple autoimmune, alloimmune and allergic diseases caladrius BIOSCIENCES 606-2221. Participants in the Solicitation: Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale. Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available. Safe Harbor for Forward Looking Statements: This Company Profile contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining the milestone payment, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation: risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Company Profile. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this Company Profile or with respect to the matters described herein. 17-CLBS-223 3/16/17

Certain website pages on Caladrius’ website were updated on March 16, 2017 with the following language:

Developing Next Generation Cell Therapies

About Caladrius

Caladrius Biosciences, Inc. is a cell therapy development company with product candidates in development based on multiple technology platforms and targeting autoimmune and cardiology indications. The Company is investigating its lead product candidate, CLBS03, for the treatment of recent-onset type 1 diabetes in a currently enrolling Phase 2 trial.

News

March 17, 2017

Caladrius Biosciences Announces 2016 Fourth Quarter and Full Year Financial Results

March 16, 2017

Hitachi Chemical Signs Agreement to Purchase from Caladrius Biosciences the Remaining 80.1% Interest in PCT for $75 Million

March 13, 2017

Caladrius Biosciences to Host 2016 Fourth Quarter and Full Year Financial Results Conference Call on March 17, 2017 at 8:30 am Eastern Time

Events

March 23, 2017

8th Annual Life Science CEO Forum

March 22, 2017

7th Annual ARM Advanced Therapies Summit

March 17, 2017

Fourth Quarter 2016 and Full Year Financial Results

Sign up to our e-mail list to receive Caladrius announcements.

•     Email address:

Technologies & Capabilities

T Regulatory Cell Technology

CD34 Cell Technology

cGMP Infrastructure

Additional Information About the Transaction and Where to Find it Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”).  Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale.  The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221. Participants in the Solicitation Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale.   Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available. Safe Harbor for Forward Looking Statements This webpage contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation:  risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC.  You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this webpage’s publication. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this webpage or with respect to the matters described herein.

Our Company

Our Company

Caladrius Biosciences, Inc. is advancing a proprietary platform technology for immunomodulation by pioneering the use of T regulatory cells as an innovative therapy for recent onset type 1 diabetes. The product candidate, CLBS03, is the subject of an ongoing Phase 2 clinical trial (The Sanford Project: T-Rex study) in collaboration with Sanford Research, and has been granted Orphan Drug and Fast Track designation by the U.S. Food and Drug Administration and Advanced Therapeutic Medicinal Product classification by the European Medicines Agency. The company’s subsidiary, PCT, is a well-known development and manufacturing partner exclusively focused on the cell therapy industry and has served over 100 clients since 1999. Caladrius recently announced the signing of a definitive agreement by which Hitachi Chemical of America has agreed to acquire Caladrius’ 80.1% share of PCT ownership in a transaction that is expected to close in May 2017, subject to, among other closing conditions, approval by Caladrius shareholders.   Through developing and manufacturing cell therapies to treat those in need, we are dedicated to enabling people to enjoy a healthier span of life. Our overall vision includes commitment to the following:

•	We will be recognized for our culture of respect, our teamwork, and our patient- and customer-centric mindset.
•	We will drive the evolution of the cell therapy industry.
•	We will generate industry-leading growth through our significant operational scale, our innovation and our executional excellence.
•	We will set ourselves apart in the industry, creating value by allowing our people, shareholders and company to prosper.
•	We will bring significant life-improving medical treatments to patients.

Mission

At Caladrius Biosciences, our mission is to bring new, innovative and treatment paradigm-changing medical therapies to market based on our unique expertise and experience, and in so doing, to improve patients’ lives and create value for our shareholders.

Research and Discovery

To accomplish our mission and see our vision through to the end we are combining state-of-the-art science with the body’s intricate biologic systems, and are working to leverage our bodies’ development of cell capabilities with complex and specific functions. We believe that each study we perform expands the foundations of cell therapy and biologic science and believe that our research and discovery will have meaningful and lasting influence. We pledge to use our experience and knowledge to advance science, research and development.

Patients

We conduct all of our work in order to ultimately benefit the patients who put their trust and hope in our hands. We will continue to pursue therapies in areas of significant unmet medical need so that we can have the greatest impact on them. We know it won’t be easy, but we are committed to striving to successfully guide our product candidates through the development process in order that they may ultimately reach and serve the patients.

Education

The cell therapy industry needs credible sources disseminating information. We pledge to be that credible source, promoting ethical science and ethical business, and playing an educational role in bringing cell therapy to the public which includes dispelling controversy, decreasing confusion and increasing awareness of cellular therapies and their potential to heal the body and fight disease.

Additional Information About the Transaction and Where to Find it Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”). Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale. The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221. Participants in the Solicitation Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale. Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available. Safe Harbor for Forward Looking Statements This webpage contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation: risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this webpage’s publication. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this webpage or with respect to the matters described herein.

Overview

The Company’s PCT subsidiary is a well-known development and manufacturing partner to the cell therapy industry. PCT works with its clients to overcome the fundamental challenges of cell therapy manufacturing by providing a wide range of innovative services including product and process development, GMP manufacturing, engineering and automation, cell and tissue processing, logistics, storage and distribution, as well as expert consulting and regulatory support. Notably, PCT and Hitachi Chemical Co., Ltd. are engaged in a strategic collaboration to accelerate the creation of a global commercial cell therapy development and manufacturing enterprise with deep engineering expertise. Caladrius recently announced the signing of a definitive agreement by which Hitachi Chemical of America has agreed to acquire Caladrius’ 80.1% share of PCT ownership in a transaction that is expected to close in May 2017, subject to, among other closing conditions, approval by Caladrius shareholders.

•	Growing revenues (avg. 24%/year growth since 2013)
•	Achieved 57% revenue growth in 2016 to $35.3 million
•	Extensive list of noteworthy client companies (over 100 clients since founding)
•	Critical contribution from PCT to development and/or clinical manufacturing
•	Expertise in multiple cell therapy types and therapeutic applications, including: CAR-T, TCR, T-cell, NK cell, dendritic cells and CD34+ products, among others
•	20,000 products and 6,000 patients over 18 year history

Additional Information About the Transaction and Where to Find it Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”). Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale. The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221. Participants in the Solicitation Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale. Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available. Safe Harbor for Forward Looking Statements This webpage contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation: risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this webpage’s publication. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this webpage or with respect to the matters described herein.

PCT & Hitachi Chemical comprise a global specialized enterprise with deep engineering expertise

Caladrius recently announced the signing of a definitive agreement by which Hitachi Chemical of America will acquire Caladrius’ 80.1% share of PCT ownership in a transaction that is expected to close in May 2017, following approval by Caladrius shareholders.

Additional Information About the Transaction and Where to Find it Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”).  Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale.  The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221. Participants in the Solicitation Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale.   Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available. Safe Harbor for Forward Looking Statements This webpage contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation:  risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC.  You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this webpage’s publication. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this webpage or with respect to the matters described herein.

Overview

At a Glance

•

o	In definitive agreement for Hitachi Chemical Co., Ltd. to purchase Caladrius’ remaining 80.1% ownership interest in its PCT subsidiary

▪	Transaction will redefine Caladrius as a cell therapeutics-only development company with multiple proprietary technology platforms and significant capital resources to fund future programs

▪	Closing expected to occur in May 2017 subject to approval by Caladrius’ shareholders and customer closing conditions

o	Two technology platforms on which to build

▪	T regulatory cells for immune modulation

▪	CD34 cells for ischemic repair

o	On-going landmark Phase 2 study of CLBS03 in recent onset type 1 diabetes

▪	Strategic relationship with Sanford Research (CLBS retains all product rights)

▪	~$12.2 million CIRM grant awarded

o	Phase 2 protocol in critical limb ischemia for CLBS12 ready to initiate in Japan

▪	Positive results could qualify product for early conditional approval in Japan

o	Well-funded with cash on hand >$70 million (May 2017)

Webcasts

Fourth Quarter 2016 and Full Year Financial Results (March 17, 2017)

BIO CEO & Investor Conference (February 13, 2017)

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Investor Relations Contact

Lippert/Heilshorn & Associates
Anne Marie Fields
Phone: +1-212-838-3777
E-mail: afields@lhai.com

Media Contact

Caladrius Biosciences, Inc.
Eric Powers
Director of Communications and Marketing
Phone: +1-212-584-4173
Email: epowers@caladrius.com

Additional Information About the Transaction and Where to Find it

Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”).  Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale.  The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221.

Participants in the Solicitation

Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale.   Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Safe Harbor for Forward Looking Statements

This webpage contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation:  risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC.  You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this webpage’s publication. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this webpage or with respect to the matters described herein.

Certain website pages on PCT’s website were updated on March 16, 2017 with the following language:

Additional Information About the Transaction and Where to Find it

Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”).  Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale.  The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221.

Participants in the Solicitation

Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale.   Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Safe Harbor for Forward Looking Statements

This webpage contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation:  risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC.  You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this webpage’s publication. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this webpage or with respect to the matters described herein.

We are pleased to announce a significant upcoming transformation for our company and enhancements to our capabilities to serve our valued clients. On March 16, 2017, Hitachi Chemical Co. America, Ltd. (Hitachi Chemical), our collaborator and currently minority owner of PCT, has entered into an agreement with Caladrius Biosciences, majority owner of PCT, to purchase Caladrius’ remaining share of PCT, with an expected closing of the transaction in May 2017, subject to, among other closing conditions, Caladrius shareholder approval.

As always, our clients remain our primary focus! Through this transaction, should it consummate, you can expect from PCT continuity of service, stabilized operations, further development of our capacity, capabilities and service offerings, and participation in a global CDMO network. Our core business and its commitment to the cell therapy industry remains steadfast.

For further information please refer to the press releases by Hitachi Chemical and by Caladrius Biosciences.

Additional Information About the Transaction and Where to Find it

Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd. (“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”).  Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale.  The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221.

Participants in the Solicitation

Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale.   Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Safe Harbor for Forward Looking Statements

This webpage contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation:  risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC.  You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this webpage’s publication. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this webpage or with respect to the matters described herein.

Hitachi Chemical Co. America, Ltd. to Acquire 100% of PCT - A Transformative Event for PCT and Hitachi Chemical

March 16, 2017 / by Robert A. Preti, PhD, President of PCT posted in Insider, Industry News, PCT News, featured

We are pleased today to announce a significant upcoming transformation for our company and enhancements to our capabilities to serve our valued clients. Hitachi Chemical Co. America, Ltd. (Hitachi Chemical), our collaborator and currently minority owner of PCT, has entered into an agreement with Caladrius Biosciences, majority owner of PCT, to purchase Caladrius’ remaining share of PCT, with an expected closing of the transaction in May 2017, subject to, among other closing conditions, Caladrius shareholder approval. I have included links to the press releases by Hitachi Chemical and by Caladrius Biosciences.

As always, our clients remain our primary focus! Through this transaction, should it consummate, you can expect from PCT continuity of service, stabilized operations, further development of our capacity, capabilities and service offerings, and participation in a global CDMO network. Our core business and its commitment to the cell therapy industry remains steadfast.

You may have questions and we look forward to hearing from you. Please feel free to reach out to us at your convenience. In the meantime, we will be keeping you apprised as the transaction proceeds. Our relationship with our clients does not change based on this announcement, nor will it change based on the finalization of this transaction.

To our clients, thank you for your business and for the trust you have placed in PCT. To those who are not yet our clients, we welcome the opportunity to speak with you about PCT. There are great things in store for PCT and in our ability to serve you.

Additional Information About the Transaction and Where to Find it

Caladrius intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with, among other things, the sale to Hitachi Chemical Co. America, Ltd.

(“Purchaser”) of the 80.1% membership interest in PCT that Purchaser does not already own (the “Sale”). Investors and stockholders of Caladrius are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about Caladrius and the Sale. The proxy statement and other relevant materials (when they become available), and any other documents filed by Caladrius with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by Caladrius by directing such requests to Caladrius Biosciences, Inc., 420 Lexington Avenue, Suite 350, New York, NY 10170, Attn: Jacquelyn Briggs or jbriggs@caladrius.com, Telephone: (646) 606-2221.

Participants in the Solicitation

Caladrius and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Caladrius’ stockholders in connection with the Sale.   Information regarding Caladrius’ directors and executive officers is contained in Caladrius’ proxy statement on Schedule 14A filed with the SEC on May 10, 2016. Additional information regarding the participants in the solicitation of proxies in respect of the Sale and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Safe Harbor for Forward Looking Statements

This webpage contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Sale, the possibility of obtaining stockholder or other approvals or consents for the Sale and Caladrius’ future prospects. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual events or results to differ materially from those set forth in the forward-looking statements, including, without limitation: risks and uncertainties relating to potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale; unexpected costs, charges or expenses relating to or resulting from the Sale; litigation or adverse judgments relating to the Sale; risks relating to the completion of the proposed Sale, including the risk that the required stockholder vote might not be obtained in a timely manner or at all, or other conditions to the completion of the Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Sale; any changes in general economic and/or industry-specific conditions; and other risks detailed in Caladrius’ filings with the SEC, including those disclosed under “Item 1A. Risk Factors” in Caladrius’ Annual Report on Form 10-K filed with the SEC on March 17, 2017 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC.  You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this webpage’s publication. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this webpage or with respect to the matters described herein.

Caladrius sent the following Tweets under the Twitter handle @CaladriusBio (https://twitter.com/CaladriusBio):

Hitachi Chemical signs agreement to purchase 80.1% ownership interest in @PCTcelltherapy from $CLBS for $75M http://bit.ly/2nKzBX8

Transaction with Hitachi Chemical would redefine $CLBS as a well-capitalized cell therapy-only development company http://bit.ly/2nKzBX8

Potential purchase of PCT by Hitachi Chemical anticipated to close in May 2017. More details: http://bit.ly/2nMghcj $CLBS

Hitachi Chemical/PCT to provide discounted development/manufacturing services for $CLBS T-reg cell program for 7 yrs http://bit.ly/2nMghcj

PCT sent the following Tweets under the Twitter handle @PCTcelltherapy (https://twitter.com/PCTcelltherapy):

Hitachi Chemical signs agreement to purchase 80.1% ownership interest in @PCTcelltherapy from $CLBS for $75M http://clbs.bio/2nMm55C

Hitachi Chemical acquisition of PCT would accelerate global commercial manufacturing expertise http://clbs.bio/2m9ogDG

Potential purchase of PCT by Hitachi Chemical anticipated to close in May 2017. More details: http://www.pctcaladrius.com/pct-pulse/hitachi-chemical-co.-america-ltd.-to-acquire-100-of-pct-a-transformative-event-for-pct-and-hitachi

Caladrius posted the following post on Facebook (https://www.facebook.com/CaladriusBio) and LinkedIn (https://www.linkedin.com/company/caladrius):

Hitachi Chemical Co., Ltd. has signed a definitive agreement to purchase the remaining 80.1% ownership interest in PCT from Caladrius for $75 million. Click for the full press release: http://www.caladrius.com/press-release/hitachi-chemical-signs-agreement-to-purchase-from-caladrius-biosciences-the-remaining-80-1-interest-in-pct-for-75-million/

PCT posted the following post on LinkedIn:

Hitachi Chemical Co. America, Ltd. to Acquire 100% of PCT - A Transformative Event for PCT and Hitachi Chemical http://clbs.bio/2mWlAbw